UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2019

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Aerojet Rocketdyne Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	1-01520	34-0244000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 N. Pacific Coast Highway, Suite 500

El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 252-8100

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	AJRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On October 29, 2019, Aerojet Rocketdyne Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2019. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The foregoing information (including Exhibit 99.1) is being furnished under “Item 2.02. Results of Operations and Financial Condition” and “Item 7.01. Regulation FD Disclosure.” Such information (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this Report and the furnishing of this information pursuant to Items 2.02 and 7.01 (including Exhibit 99.1) do not mean that such information is material or that disclosure of such information is required.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02. Results of Operations and Financial Condition” above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Aerojet Rocketdyne Holdings, Inc. press release dated October 29, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aerojet Rocketdyne Holdings, Inc.

Date: October 29, 2019	By:	/s/ Paul R. Lundstrom
	Name:	Paul R. Lundstrom
	Title:	Vice President of Finance and Chief Financial Officer